UNIVAR USA INC.
SUPPLEMENTAL VALUED INVESTMENT PLAN
(As Amended and Restated as of June 1, 2017)
Second Amendment
WHEREAS, Univar Solutions USA Inc. (“Company”) sponsors and maintains the Univar USA Inc. Supplemental Valued Investment Plan as amended and restated as of June 1, 2017 (the “Plan”);
WHEREAS, pursuant to Section 12.1 of the Plan, the Retirement Oversight Committee has certain authority to amend the Plan; and
WHEREAS, the Retirement Oversight Committee desires to amend the Plan to change the Plan name and to reflect the change in the Company’s name.
NOW THEREFORE, the Plan is amended in the following respects:
1.Effective September 1, 2019, any reference to “Univar USA Inc.” is replaced with “Univar Solutions USA Inc.” wherever the former may appear.
2.The definition of Company in Section 3 is hereby amended, effective September 1, 2019 to read as follows:
Company means Univar Solutions USA Inc. (previously, Univar USA Inc.), its corporate successors, and any corporation or corporations into which it may be merged or consolidated. It also means those affiliated companies of Univar Solutions USA Inc. which have been approved for participation by either the President of Univar Solutions USA Inc. or the Plan Administrator. Affiliated companies participating in the Plan are listed in Appendix A, attached hereto and incorporated herein.
3.Effective as of January 1, 2020, the reference to the “Univar USA Inc. Supplemental Valued Investment Plan” is changed to the “Univar Solutions Supplemental Savings Plan (previously named the “Univar USA Inc. Supplemental Valued Investment Plan”)” in Section 1 and, except for the reference in Section 2, any other reference to the “Univar USA Inc. Supplemental Valued Investment Plan” is replaced with “Univar Solutions Supplemental Savings Plan, wherever the former may appear.
4.The definition of Plan in Section 3 is hereby amended, effective January 1, 2020, to read as follows:
Plan means Univar Solutions Supplemental Savings Plan.
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[signature page follows]

IN WITNESS WHEREOF, the Secretary of Univar Solutions USA Inc. has executed this Second Amendment to the Univar USA Inc. Supplemental Valued Investment Plan as of December 30, 2019, to evidence its adoption by Univar Solutions USA Inc.
UNIVAR SOLUTIONS USA INC.
By: /s/ Noelle Perkins
        Noelle Perkins
        Secretary

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